Filed Under Rule 433
Registration Statement: No. 333-132807
Pricing Supplement Number 208A Dated September 12, 2007 (To: Prospectus Dated March 29, 2006, as supplemented by Prospectus Supplement Dated March 29, 2006)

Original Pricing Supplement Number 208, Dated September 12, 2007 (To: Prospectus Dated March 29, 2006, as supplemented by Prospectus Supplement Dated March 29, 2006) filed on September 12, 2007, under Rule 433, was filed in error. Pricing Supplement Number 208 is hereby amended to remove any issuance of securities under such Pricing Supplement Number 208.